                                  EXHIBIT 9(h)

                   Schedules A and B to the Sub-Administration
                Agreement between ASO Services Company and BISYS
                                Fund Services, LP

                                                    Dated: _____________, 1998


                                     FORM OF
                                   SCHEDULE A
                       TO THE SUB-ADMINISTRATION AGREEMENT
                                     BETWEEN
                              ASO SERVICES COMPANY
                                       AND
                               BISYS FUND SERVICES

NAME OF FUND
------------

AmSouth Prime Obligations Fund
AmSouth U.S. Treasury Fund
AmSouth Tax Exempt Fund
AmSouth Equity Fund
AmSouth Regional Equity Fund
AmSouth Balanced Fund
AmSouth Bond Fund
AmSouth Municipal Bond Fund
AmSouth Limited Maturity Fund
AmSouth Government Income Fund
AmSouth Florida Tax-Free Fund
AmSouth Capital Growth Fund
AmSouth Small Cap Fund
AmSouth Equity Income Fund
AmSouth Enhanced Market Fund
AmSouth Large Cap Growth Fund
AmSouth Institutional Prime Obligations Fund
AmSouth Institutional U.S. Treasury Fund



                                ASO SERVICES COMPANY

                                By:
                                   -----------------------------
                                Title:
                                      --------------------------

                                BISYS FUND SERVICES LIMITED
                                  PARTNERSHIP

                                By: BISYS Fund Services, Inc., General Partner

                                By:
                                   -----------------------------
                                Title:
                                      --------------------------

                                                     Dated: ____________, 1998

                                     FORM OF
                                   SCHEDULE B
                       TO THE SUB-ADMINISTRATION AGREEMENT
                                     BETWEEN
                              ASO SERVICES COMPANY
                                       AND
                               BISYS FUND SERVICES

Name of Fund                                 Compensation*
------------------------                     ----------------------
AmSouth Prime Obligations Fund                Such percentage of ASO's
AmSouth U.S. Treasury Fund                    compensation received pursuant
AmSouth Tax Exempt Fund                       to the Management and
AmSouth Equity Fund                           Administration Agreement with
AmSouth Regional Equity Fund                  the Trust as shall be agreed
AmSouth Balanced Fund                         upon from time to time between
AmSouth Bond Fund                             the parties.
AmSouth Municipal Bond Fund
AmSouth Limited Maturity Fund
AmSouth Government Income Fund
AmSouth Florida Tax-Free Fund
AmSouth Capital Growth Fund
AmSouth Small Cap Fund
AmSouth Equity Income Fund
AmSouth Enhanced Market Fund
AmSouth Large Cap Growth Fund
AmSouth Institutional Prime Obligations Fund
AmSouth Institutional U.S. Treasury Fund


                                 ASO SERVICES COMPANY

                                 By:
                                    -----------------------------
                                 Title:
                                       --------------------------

                                 BISYS FUND SERVICES LIMITED
                                   PARTNERSHIP

                                 By: BISYS Fund Services, Inc., General Partner

                                 By:
                                    -----------------------------
                                 Title:
                                       --------------------------

------------
* All fees are computed daily and paid periodically



                                       B-1